UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2008
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

300 Concord Plaza Drive	78216-6999
San Antonio, Texas	(Zip Code)
(Address of principal executive offices)
(210) 828-8484
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
On March 6, 2008, the Board of Directors (the “Board”) of Tesoro Corporation (the “Company”), acting upon the recommendation of the Corporate Governance Committee of the Board, approved the termination of the Rights Agreement, dated as of November 20, 2007, between the Company and American Stock Transfer & Trust Company (the “Rights Agreement”). The Rights Agreement is described in the Company’s Current Report on Form 8-K filed on November 21, 2007, which is incorporated by reference herein.
In connection with the Corporate Governance Committee’s recommendation, the Board approved, and the Company entered into, a First Amendment to Rights Agreement (the “Amendment”), which changes the final expiration date of the rights issued pursuant to the Rights Agreement (the “Rights”) from November 20, 2010 to March 6, 2008. Accordingly, the Rights expired at the close of business on March 6, 2008 and the Rights Agreement has been terminated and is of no further force and effect. The Rights will be de-listed from the New York Stock Exchange, and de-registered under the Securities Exchange Act of 1934.
A copy of the Amendment is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 3.03 Material Modifications to Rights of Security Holders
The information set forth in each of Item 1.02 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
In connection with the termination of the Rights Agreement, on March 7, 2008, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware to eliminate all references in the Company’s Restated Certificate of Incorporation to its Series B Junior Participating Preferred Stock. A copy of the Certificate of Elimination is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
The Company issued a press release on March 7, 2008 describing the Amendment and the termination of the Rights Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits
(d)	Exhibits.
3.1	Certificate of Elimination

4.1	Amendment to Rights Agreement

99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 7, 2008

TESORO CORPORATION
By:	/s/ Charles S. Parrish
Charles S. Parrish
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Item
Number	Exhibit

3.1	Certificate of Elimination

4.1	Amendment to Rights Agreement

99.1	Press Release